UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 6, 2020
LIMELIGHT NETWORKS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33508	20-1677033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1465 North Scottsdale Road, Suite 400
Scottsdale, AZ 85257
(Address, including zip code, of principal executive offices)
(602) 850-5000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LLNW	NASDAQ
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2020, the Compensation Committee (“Committee”) of the Board of Directors of Limelight Networks, Inc. (“Limelight”) reviewed the attainment levels for the annual bonus payout with respect to services performed in fiscal year 2019 for participants under Limelight’s Master Executive and Management Bonus Plan, a copy of which was furnished with a Current Report on Form 8-K on May 19, 2009 (the “Plan”). Based on a number of factors, including Limelight’s strong financial performance in the second half of 2019, its record revenue and revenue growth rates in the fourth quarter, achieving important operational metrics, and the increased shareholder value throughout fiscal 2019, the Committee determined that it was in the best interests of Limelight and its shareholders to set payout under the Plan to participants at up to 50% of each participant’s target bonus, payable in equity. Payments will be made in two installments following the release of the financial results for the first and second quarter of 2020. Participants include Limelight’s principal executive officer, principal financial officer, and the other named executive officers. The table below sets forth the maximum amounts to Limelight’s principal executive officer, principal financial officer, and other named executive officers:

Executive Officer	FY 2019 annual incentive equity grant value

Robert A. Lento President, Chief Executive Officer and Director	$232,500

Sajid Malhotra Senior Vice President, Chief Financial Officer	$122,500
Tom Marth Senior Vice President, Sales	$112,500

Michael DiSanto Senior Vice President, Chief Administrative and Legal Officer & Secretary	$88,500
Kurt Silverman Senior Vice President, Development and Delivery	$85,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT NETWORKS, INC.

Dated: February 11, 2020	By:	/s/ Michael DiSanto
Michael DiSanto SVP, Chief Administrative and Legal Officer & Secretary